SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 7, 2005
                                                        -----------------


                         JAVELIN PHARMACEUTICALS, INC.*
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-31114                 88-0471759
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
                                   of Incorporation)        Identification No.)


           130 West 42nd Street, 12th Floor, New York, New York      10036
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               (Address of principal executive offices)            (zip code)


      Registrant's telephone number, including area code - (212) 554-4550
                                                           --------------

                                  INTRAC, INC.
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          (Former Name or Former Address, if changed since last report)


*Javelin Pharmaceuticals, Inc., a Delaware corporation, is filing this Form 8-K as the successor registrant to Intrac, Inc., a Nevada corporation, pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01.   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
             ---------------------------------------------------

          On September 7, 2005, Intrac, Inc., a Nevada corporation ("Intrac"), merged (the "Merger") with and into Javelin Pharmaceuticals, Inc. ("Javelin"), a Delaware corporation, and newly-formed wholly-owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger, dated July 27, 2005, for the purpose of effecting a change of state of incorporation to Delaware and a change of name to Javelin Pharmaceuticals, Inc.

          Upon the Merger, each outstanding share of Intrac common stock was automatically exchanged for and became one share of Javelin common stock, and the Javelin common stock began trading on the OTC Bulletin Board under the symbol JVPH. The Intrac common stock had traded under the symbol ITRD. In addition, Javelin assumed the outstanding Intrac stock options and warrants which became exercisable for shares of Javelin Common Stock. Options granted under the Intrac 2004 Omnibus Stock Incentive Plan were exchanged for similar options granted under the Javelin 2005 Omnibus Stock Incentive Plan. Letters of transmittal are being sent to the former Intrac shareholders requesting that they exchange their Intrac stock certificates for Javelin stock certificates. For more information about the Merger, reference is made to the Intrac Proxy Statement, dated August 1, 2005, for the 2005 Annual Meeting of Shareholders (the "Shareholders Meeting").

          Upon the Merger, pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, Javelin became the successor registrant for Intrac, and the Javelin common stock became registered under Section 12(g) of that Act.

          As a result of the Merger, Javelin succeeded to the business, properties, assets and liabilities of Intrac, including Innovative Drug Delivery Systems, Inc. becoming a wholly-owned subsidiary of Javelin. The Merger did not result in any change in management, see Item 5.02 below.

ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             ---------------------------------------------------------
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
             --------------------------------------------

          As a result of the Merger, the six directors of Intrac, who were re-elected at the Shareholders Meeting, are continuing as the directors of Javelin. The terms of the Javelin Board are staggered, so the terms of Peter Kash and Douglas Watson expire at the 2006 Stockholders Meeting, the terms of Dr. Daniel B. Carr and Fred H. Mermelstein, Ph.D., expire at the 2007 Stockholders Meeting, and the terms of Jackie M. Clegg and William P. Peters, MD, Ph.D. and MBA, expire at the 2008 Stockholders Meeting. For information about the directors, see Proposal I- Election of Directors in the Intrac Proxy Statement, dated August 1, 2005, which is incorporated herein by reference thereto.


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ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
             ------------------------------------------------------------
             FISCAL YEAR.
             -----------

          As a result of the Merger, Javelin is the successor corporation, and the Certificate of Incorporation and the By-Laws of Javelin became the articles of incorporation and the by-laws, respectively, of the successor reporting company. See Exhibits 3.1 and 3.2 to this Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (d)      Exhibits
                    --------

           2.1 Agreement and Plan of Merger, dated as of July 27, 2005, between Intrac and Javelin (filed as Appendix B to the Intrac Proxy Statement, dated August 1, 2005, and incorporated herein by reference).

           3.1 Certificate of Incorporation of Javelin, filed July 25, 2005, with the Secretary of State of the State of Delaware.

           3.2      By-Laws of Javelin

           3.3 Certificate of Merger of Intrac into Javelin, filed on September 7, 2005 with the Secretary of State of the State of Delaware.

           3.4 Articles of Merger of Intrac into Javelin, filed on September 7, 2005 with the Secretary of State of the State of Nevada.

           4.1      2005 Omnibus Stock Incentive Plan.

           99.1     Press Release, dated September 7, 2005


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


                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INTRAC, INC.


                                            By: /s/ Daniel B. Carr
                                               -------------------------------
                                               Daniel B. Carr,
                                               Chief Executive Officer


Dated:  September 9, 2005


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


                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------
NUMBER       EXHIBIT
------       -------

3.1          Certificate of Incorporation of Javelin

3.2          By-Laws of Javelin

3.3 Certificate of Merger of Intrac into Javelin filed on September 7, 2005 with the Secretary of State of the State of Delaware.

3.4 Articles of Merger of Intrac into Javelin filed on September 7, 2005 with the Secretary of State of the State of Nevada.

4.1          2005 Omnibus Stock Incentive Plan.

99.1         Press Release, dated September 7, 2005.


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